SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DWS ESG Liquidity Fund

Upon the recommendation of DWS Investment Management Americas, Inc. (the “Advisor”), the investment advisor for DWS ESG Liquidity Fund (the “fund”), the Board of Trustees of Investors Cash Trust has authorized, on behalf of the fund, the fund’s termination and liquidation, which will be effective on or about August 14, 2024 (the “Liquidation Date”). Accordingly, the fund will redeem all of its outstanding shares on the Liquidation Date. The liquidation will be effected according to a Plan of Liquidation and Termination. The costs of the liquidation, including the mailing of notification to shareholders, will be borne by the fund but reimbursed by the Advisor, after taking into account applicable contractual expense caps then in effect by the Advisor to waive or reimburse certain operating expenses of the fund. Shareholders who elect to redeem their shares prior to the Liquidation Date will receive the net asset value per share on such redemption date for all shares they redeem. Shareholders whose shares are redeemed automatically on the Liquidation Date will receive the net asset value per share for all shares they own on the Liquidation Date. As the Liquidation Date approaches, the fund’s assets not already converted to cash or cash equivalents will be converted to cash or cash equivalents and the fund will not be pursuing its investment objective.
The fund will be closed to new investors effective immediately, though existing shareholders may continue to invest in the fund until the Liquidation Date. The liquidation is expected to be a taxable event for shareholders other than shareholders who are investing through a tax-advantaged arrangement or are tax-exempt.
Please Retain This Supplement for Future Reference
May 20, 2024
PRO_SAISTKR24-43